                                                                  EXHIBIT 10.8.2

                  ASSIGNMENT AND MODIFICATION OF DEED OF TRUST

                              HARRIS COUNTY, TEXAS

                  KNOW ALL MEN BY THESE PRESENTS, that as of the 16th day of September, 2003, pursuant to this ASSIGNMENT AND MODIFICATION OF DEED OF TRUST (this "Assignment"), SOCIETE GENERALE, having an address at 1221 Avenue of the Americas, New York, New York 10020, as Administrative Agent ("Assignor"), in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as successor to Assignor as Administrative Agent ("Assignee"), does hereby assign, transfer, sell, convey and set over unto Assignee, its successors and assigns, all without recourse, warranty or representation, all and any of its right, title and interest in and to that certain deed of trust granted by VARN INTERNATIONAL, INC., a Delaware corporation (successor by merger to JV TEX REALTY CORP., a Texas corporation) having an address at c/o Day International Group, Inc., 130 West Second Street, Dayton, Ohio 45402 ("Grantor") to Glenn D. Kesselhaut, as trustee, in favor of Assignor (the "Deed of Trust"), such Deed of Trust being more particularly described in Exhibit A attached hereto and by this reference incorporated herein covering the property described in Exhibit B, together with any interest Assignor may have as mortgagee in the indebtedness described and secured by such instrument and the money due or to become due thereunder with interest. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  TO HAVE AND TO HOLD the same unto the said Assignee and its successors and assigns forever.

                  IT IS FURTHER AGREED that the Deed of Trust is hereby amended as follows:

                  1. The Deed of Trust is amended so that it will secure, among other things, an increase in the principal amount of the Indebtedness so that the maximum amount of Indebtedness which is secured by the Deed of Trust is $155,000,000.00 (ONE HUNDRED FIFTY FIVE MILLION DOLLARS AND 00/100).

                  2. The Deed of Trust is amended by deleting the reference in the opening paragraph to "SOCIETE GENERALE, whose address is 1221 Avenue of the Americas, New York, New York 10020, as Administrative Agent (in such capacity, "Beneficiary")" and substituting the following therefore: "LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as Administrative Agent (in such capacity, "Beneficiary")".

                  3. The Deed of Trust is amended by deleting the reference in the opening paragraph to "the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 (as the same may be amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement") among SG Cowen Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. (the "Borrower")" and substituting the following therefore:

                  "the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. (the "Borrower"), as further amended and restated pursuant to the Second Amended and Restated Senior Secured Credit Agreement dated as of September 16, 2003 among Lehman Brothers Inc. and Banc One Capital Markets, Inc. (successors in interest to SG Cowen Securities Corporation), as Joint Lead Arrangers, Bank One, NA, as Syndication Agent, National City Bank, as Documentation Agent, Beneficiary, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")."

                  4. Notwithstanding paragraph one herein, pursuant to subsection 10.1 of the Credit Agreement, upon the prior written request of the Borrower to the Administrative Agent, and without the written consent of the Required Lenders or the Lenders, the Indebtedness which is secured by the Mortgage may be increased by an amount not to exceed $32,000,000.00 (THIRTY TWO MILLION DOLLARS AND 00/100) and the Mortgage shall automatically secure such increased Indebtedness without the necessity of an amendment thereto.

                  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  Assignor executes this Assignment solely with respect to the assignment provisions and not the amendment provisions hereof.

              [The rest of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have caused these presents to be signed on the day and year first above written.

                                    GRANTOR:

                                    VARN INTERNATIONAL, INC., a
                                    Delaware corporation

                                    By: : /s/ Thomas J. Koenig
                                        ----------------------------------------
                                        Name: Thomas J. Koenig
                                        Title: VP & CFO

                                    ASSIGNEE:

                                    LEHMAN COMMERCIAL PAPER INC., as
                                    successor Administrative Agent

                                    By: /s/ G. Andrew Keith
                                        ----------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Authorized Signatory

                                    ASSIGNOR:

                                    SOCIETE GENERALE, as Administrative Agent

                                    By: /s/ Edward J. Grimm
                                        ----------------------------------------
                                        Name: Edward J. Grimm
                                        Title: Director

                                 ACKNOWLEDGEMENT

STATE OF                    )
                            ) ss.:
COUNTY OF                   )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                    ____________________________________________
                                    (signature and office of individual taking acknowledgement)

                                    ______________________________
                                    Name:
                                    Notary Public

[NOTARY SEAL]                       ____________ County, _________

                                    My Commission Expires: _______

                                 ACKNOWLEDGEMENT

STATE OF                    )
                            ) ss.:
COUNTY OF                   )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                    ____________________________________________
                                    (signature and office of individual taking acknowledgement)

                                    ______________________________
                                    Name:
                                    Notary Public

[NOTARY SEAL]                       ______________ County, _______

                                    My Commission Expires: _______

                                 ACKNOWLEDGEMENT

STATE OF                    )
                            ) ss.:
COUNTY OF                   )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    ____________________________________________
                                    (signature and office of individual taking acknowledgement)

                                    ______________________________
                                    Name:
                                    Notary Public

[NOTARY SEAL]                       ______________ County, _______

                                    My Commission Expires: _______

DRAFTED BY AND WHEN RECORDED RETURN TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
ATTN: Lisa Gordon, Esq.

                                    EXHIBIT A

                                  Deed of Trust

                  Deed of Trust executed by JV TEX REALTY CORP., a Texas corporation (now known as Varn International, Inc., a Delaware corporation), as Grantor, to Glenn D. Kesselhaut, as Trustee, for the benefit of SOCIETE GENERALE, as Beneficiary, dated as of October 19, 1999 and recorded on October 27, 1999 as File No. U043981 in the Official Public Records of Real Property in Harris County, Texas.

                                    EXHIBIT B

                                Legal Description

A PARCEL OF LAND CONTAINING 2.0000 ACRES (87,121 SQUARE FEET) MORE OR LESS, BEING A PORTION OP RESTRICTED RESERVE "E", SALES TRACT 20, AS RECORDED IN VOLUME 335, PAGE 64, MAP RECORDS OF HARRIS COUNTY, TEXAS, SAME BEING THAT CERTAIN
2.0000 ACRE TRACT CONVEYED FROM CLAY PROPERTIES COMPANY TO JV TEX REALTY CORP., AS RECORDED IN COUNTY CLERK'S FILE NO. M836190, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS, SAID 2.0000 ACRE TRACT BEING SITUATED IN THE H & T.C.R.R. CO. SURVEY, ABSTRACT NO. 454 IN HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

         COMMENCING AT A FOUND 5/8 INCH IRON ROD IN THE SOUTH LINE OF THAT CERTAIN TRACT CONVEYED FROM MARVIN MILLER GROVE, TRUSTEE TO WAGGONER FAMILY PROPERTIES, INC., AS RECORDED IN COUNTY CLERK'S FILE NO. R755682, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS, FOR THE NORTHWEST CORNER OF WESTPLAIN DRIVE (60 FOOT RIGHT-OF-WAY), SAME BEING THE NORTHEAST CORNER OF SAID RESTRICTED RESERVE "E", AND THE NORTHEAST CORNER OF THAT CERTAIN 4.0000 ACRE TRACT, CONVEYED FROM HINES INDUSTRIAL, LTD. TO J.V. TEX REALTY, CORP., AS RECORDED IN COUNTY CLERK'S FILE NO. L266131 OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS;

         THENCE, S 87 degrees 57' 49" W, WITH THE SAID SOUTH LINE OF THE WAGGONER FAMILY PROPERTIES INC. TRACT, SAME BEING THE NORTH LINE OF SAID RESTRICTED RESERVE "E", AND THE NORTH LINE OF THE SAID 4.0000 ACRE TRACT, A DISTANCE OF 419.06 FEET TO A FOUND 5/8 INCH IRON ROD FOR THE NORTHWEST CORNER OF THE SAID 4.0000 ACRE TRACT, SAME BEING THE NORTHEAST CORNER OF THE SAID 2.0000 ACRE TRACT, AND THE POINT OF BEGINNING;

         THENCE, S 02 degrees 02' 17" E, CROSSING SAID RESTRICTED RESERVE "E", WITH THE WEST LINE OF THE SAID 4.0000 ACRE TRACT, SAME BEING THE EAST LINE OF THE SAID 2.0000 ACRE TRACT, A DISTANCE OF 420.00 FEET TO A FOUND 5/8 INCH IRON ROD IN THE NORTH LINE OF WESTFAIR EAST DRIVE (60 FOOT RIGHT-OF-WAY), SAME BEING IN THE SOUTH LINE OF SAID RESTRICTED RESERVE "E", FOR THE SOUTHWEST CORNER OF THE SAID 4.0000 ACRE TRACT, SAME BEING THE SOUTHEAST CORNER OF THE SAID 2.0000 ACRE TRACT;

         THENCE, S 87 degrees 57' 43" W, WITH THE SAID NORTH LINE OF WESTFAIR EAST DRIVE, SAME BEING THE SAID SOUTH LINE OF RESTRICTED RESERVE "E", AND THE SOUTH LINE OF THE SAID 2.0000 ACRE TRACT, A DISTANCE OF 207.43 FEET TO A FOUND 5/8 INCH IRON ROD FOR THE SOUTHEAST CORNER

         OF THAT CERTAIN TRACT CONVEYED FROM C.W. AUSTIN, TRUSTEE TO KOONTZ/MCCOMBS 1, LTD., AS RECORDED IN COUNTY CLERK'S FILE NO. T398811, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS, SAME BEING THE SOUTHWEST CORNER OF THE SAID 2.0000 ACRE TRACT;

         THENCE, N 02 degrees 02' 17" W, CROSSING SAID RESTRICTED RESERVE "E" WITH THE EAST LINE OF THE SAID KOONTZ/MCCOMBS 1, LTD. TRACT, SAME BEING THE WEST LINE OF THE SAID 2.0000 ACRE TRACT, A DISTANCE OF 420.00 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP, IN THE SAID SOUTH LINE OF THE WAGGONER FAMILY PROPERTIES INC. TRACT, SAME BEING THE SAID NORTH LINE OF RESTRICTED RESERVE "E", FOR THE NORTHEAST CORNER OF THE SAID KOONTZ/MCCOMBS 1 LTD. TRACT, SAME BEING THE NORTHWEST CORNER OF THE SAID 2.0000 ACRE TRACT;

         THENCE, N 87 degrees 57' 43" E, WITH SAID SOUTH LINE OF THE WAGGONER FAMILY PROPERTIES INC. TRACT, SAME BEING THE SAID NORTH LINE OF RESTRICTED RESERVE "E", AND THE NORTH LINE OF THE SAID 2.0000 ACRE TRACT, A DISTANCE OF 207.43 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.0000 ACRES (87,121 SQUARE FEET) OF LAND MORE OR LESS.

A PARCEL OF LAND CONTAINING 4.0000 ACRES (174,238 SQUARE FEET) MORE OR LESS, BEING A PORTION OF RESTRICTED RESERVE "E", SALES TRACT 20, AS RECORDED IN VOLUME 335, PAGE 64, MAP RECORDS OF HARRIS COUNTY, TEXAS, SAME BEING THAT CERTAIN
4.0000 ACRE TRACT CONVEYED FROM HINES INDUSTRIAL, LTD. TO JV TEX REALTY CORP., AS RECORDED IN COUNTY CLERK'S FILE NO. L266131, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS, SAID 4.0000 ACRE TRACT BEING SITUATED IN THE H & T.C.R.R. CO. SURVEY, ABSTRACT NO. 454 IN HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

         BEGINNING AT A FOUND 5/8 INCH IRON ROD IN THE SOUTH LINE OF THAT CERTAIN TRACT CONVEYED FROM MARVIN MILLER GROVE, TRUSTEE TO WAGGONER FAMILY PROPERTIES, INC., AS RECORDED IN COUNTY CLERK'S FILE NO. R755682, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS, FOR THE NORTHWEST CORNER OF WESTPLAIN DRIVE (60 FOOT RIGHT-OF-WAY), SAME BEING THE NORTHEAST CORNER OF SAID RESTRICTED RESERVE "E", AND THE NORTHEAST CORNER OF THE SAID 4.0000 ACRE TRACT;

         THENCE, WITH THE WEST LINE OF SAID WESTPLAIN DRIVE, SAME BEING THE EAST LINE OF SAID RESTRICTED RESERVE "E", AND THE EAST LINE OF THE SAID
         4.0000 ACRE TRACT, THE FOLLOWING (3) THREE COURSES AND DISTANCES:

         1. S 02 degrees 02' 17" E, A DISTANCE OF 266.84 FEET TO A FOUND 5/8 INCH IRON ROD FOR A POINT OF CURVATURE,

         2. A DISTANCE OF 51.30 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 270.00 FEET, A CENTRAL ANGLE OF 10(degree) 53' 10", AND A CHORD WHICH BEARS S 03(degree) 24' 18" W, A DISTANCE OF 51.22 FEET TO A SET 5/8 INCH IRON ROD FOR A POINT OF TANGENCY, AND

         3. S 08 degrees 50' 53" W, A DISTANCE OF 71.78 FEET TO A FOUND 5/8 INCH IRON ROD FOR A POINT OF CURVATURE WITH THE INTERSECTION OF THE NORTH LINE OF WESTFAIR EAST DRIVE, (60 FOOT RIGHT-OF-WAY),

         THENCE, WITH THE SAID NORTH LINE OF WESTFAIR EAST DRIVE, SAME BEING THE SOUTH LINE OF SAID RESTRICTED RESERVE "E" AND THE SOUTH LINE OF THE SAID 4.0000 ACRE TRACT, THE FOLLOWING (3) THREE COURSES AND DISTANCES:

         1. A DISTANCE OF 57.81 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 40.00 FEET, A CENTRAL ANGLE OF 82(degree) 48' 35" AND A CHORD WHICH BEARS S 50(degree) 15' 01" W, A DISTANCE OF 52.91 FEET TO A SET 5/8 INCH IRON ROD FOR A POINT OF REVERSE CURVATURE,

         2. A DISTANCE OF 21.26 FEET ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 330.00 FEET, A CENTRAL ANGLE OF 03(degree) 41' 27", AND A CHORD WHICH BEARS S 89(degree) 48' 27" W, A DISTANCE OF 21.25 FEET TO A SET 5/8 INCH IRON ROD FOR A POINT OF TANGENCY, AND,

         3. S 87 degrees 57' 43" W, A DISTANCE OF 337.55 FEET TO A FOUND 5/8 INCH IRON ROD, FOR THE SOUTHEAST CORNER OF THAT CERTAIN
                  2.0000 ACRE TRACT CONVEYED FROM CLAY PROPERTIES COMPANY TO JV TEX REALTY, CORP., AS RECORDED IN COUNTY CLERK'S FILE NO. M836190, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, HARRIS COUNTY, TEXAS, SAME BEING THE SOUTHWEST CORNER OF THE SAID
                  4.0000 ACRE TRACT;

         THENCE, N 02 degrees 02' 17" W, CROSSING SAID RESTRICTED RESERVE "E" WITH THE EAST LINE OF THE SAID 2.000 ACRE TRACT, SAME BEING THE WEST LINE OF THE SAID 4.0000 ACRE TRACT, A DISTANCE OF 420.00 FEET TO A FOUND 5/8 INCH IRON ROD IN THE SAID SOUTH LINE OF THE WAGGONER FAMILY, PROPERTIES, INC. TRACT, SAME BEING IN THE NORTH LINE OF SAID RESTRICTED RESERVE "E", FOR THE NORTHEAST CORNER OF THE SAID 2.0000 ACRE TRACT, SAME BEING THE NORTHWEST CORNER OF THE SAID 4,0000 ACRE TRACT;

         THENCE, N 87 degrees 57' 43" E, WITH THE SAID SOUTH LINE OF THE WAGGONER FAMILY PROPERTIES, INC. TRACT, SAME BEING THE SAID NORTH LINE OF RESTRICTED RESERVE "E", AND THE NORTH LINE OF THE SAID 4.0000 ACRE TRACT, A DISTANCE OF 419.06 FEET TO THE POINT OF BEGINNING AND CONTAINING 4.0000 ACRES (174,238 SQUARE FEET) OF LAND MORE OR LESS,